Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

BMW Canada Inc. (the “Company”)
RBC Dominion Securities Inc.
RBC Capital Markets, LLC
together, (the “Specified Parties”)

Re:    BMW Canada Auto Trust, Series 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “March 2024 Pool-cut (1).xlsx” provided by the Company on May 29, 2024, containing information on 15,683 automobile retail leases (the “Leases”) as of March 31, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by BMW Canada Auto Trust, Series 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within CAD$1.00 and dates were within 1 day, unless otherwise stated.

•	The term “Cutoff Date” means March 31, 2024.

•
The term “Permit Document” means the Vehicle Permit, Application for Vehicle Permit, Permit Request Form, Owner’s Certificate of Insurance and Vehicle License, Vehicle Registration Certificate, or Vehicle Insurance Confirmation, Vehicle Insurance Certificate.

•	The term "Company's Customer Express System" means the Company's system that contains account information such as: address, lease/loan information, and payment information and history.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “International Funding System” means the Company's system containing financing agreements and contracts.

•	The term “CRIF System” means the Company’s Credit Flow System containing customer information, credit decisions, and underwriting credit applications.

•
The term “ALG Residual File” means an electronic data file entitled “Alg_CA_BMWCAN_M2M_AVERAGE_ 20240410.csv” provided by the Company on April 18, 2024, containing the ALG residual amounts on the Leases.

•	The term “ALG Residual Value” means the 2024 ALG Residual Amount contained on the ALG Residual File.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value related to the Data File, as described in Exhibit B.

•
The term “Source Documents” means the following information for each Selected Lease provided by the Company:  Motor Vehicle Lease Contract; Permit Document; Credit Application; Lease Worksheet, Power of Attorney; information obtained from the Company’s Customer Express System, International Funding System, and CRIF System; and ALG Residual File.

•	The term “Provided Information” means the Cutoff Date, Data File Instructions, and Source Documents.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected 100 Leases from the Data File (the “Selected Leases”).  A listing of the Selected Leases is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases we were instructed to randomly select from the Data File.

B.
For each Selected Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Data File Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Data File Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute (Field Name in the Data File)	Source Document(s)/Data File Instructions

Lease Number (account_no)	Company’s Customer Express System

First Payment Date (first_pmt_dte)	Motor Vehicle Lease Contract

Adjusted Capitalized Cost Amount (cap_cost_amt)	Motor Vehicle Lease Contract and Data File Instructions

Monthly Base Payment Amount (MonthPmtAmt_WithInsurance)	Motor Vehicle Lease Contract

Original Term to Maturity (term)	Motor Vehicle Lease Contract

Maturity Date (contract_end_dte)	Motor Vehicle Lease Contract

Province/Territory of Registration (reg_province)	Permit Document and Data File Instructions

Attribute (Field Name in the Data File)	Source Document(s)/Data File Instructions

Vehicle Identification Number (vin)	Motor Vehicle Lease Contract

Vehicle Model Year (model_year)	Motor Vehicle Lease Contract

Manufacturer’s Suggested Retail Price (msrp_amt)	Credit Application, Lease Worksheet, Motor Vehicle Lease Contract, International Funding System

Credit Bureau Score (Credit Bureau Scor)	CRIF System and Data File Instructions

Remaining Term to Maturity (rem_term)	Motor Vehicle Lease Contract and Data File Instructions

Days Past Due (days over)	Company’s Customer Express System and Data File Instructions

Base Residual Value (Residual Amt)	Motor Vehicle Lease Contract, ALG Residual File, and Data File Instructions

We found such information to be in agreement.

C.	For each Selected Lease, we observed the presence of the following in the Source Documents:

•
Permit Document utilizing the Data File Instructions. We did not perform any procedures to determine if the Permit Document complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.

•	Signed or initialed Original Motor Vehicle Lease Agreement. We make no representation regarding the authenticity of the signatures or initials.

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
June 3, 2024

Exhibit A – The Selected Leases

Selected Lease Number	Lease Number	Selected Lease Number	Lease Number	Selected Lease Number	Lease Number
1	*****85373	35	*****20991	69	*****57760
2	*****69166	36	*****61034	70	*****51962
3	*****78245	37	*****83839	71	*****87584
4	*****70052	38	*****78521	72	*****69154
5	*****62877	39	*****50871	73	*****46364
6	*****81285	40	*****36579	74	*****64330
7	*****61872	41	*****74173	75	*****74587
8	*****59925	42	*****37207	76	*****48760
9	*****17161	43	*****95974	77	*****74598
10	*****36711	44	*****79864	78	*****05578
11	*****52691	45	*****87448	79	*****55121
12	*****76985	46	*****41434	80	*****65396
13	*****88844	47	*****85862	81	*****59885
14	*****82074	48	*****90403	82	*****01507
15	*****72750	49	*****79016	83	*****68042
16	*****75989	50	*****54485	84	*****24340
17	*****99420	51	*****48168	85	*****02393
18	*****76720	52	*****82252	86	*****47810
19	*****46318	53	*****36944	87	*****61514
20	*****39895	54	*****40039	88	*****68342
21	*****41109	55	*****81269	89	*****43684
22	*****43468	56	*****49795	90	*****01946
23	*****66224	57	*****49437	91	*****69752
24	*****71462	58	*****35624	92	*****98627
25	*****68383	59	*****74634	93	*****24140
26	*****43445	60	*****52371	94	*****78453
27	*****53210	61	*****40373	95	*****10895
28	*****50602	62	*****28949	96	*****82946
29	*****76560	63	*****46674	97	*****30476
30	*****84207	64	*****24955	98	*****67151
31	*****86291	65	*****87366	99	*****90903
32	*****47458	66	*****78322	100	*****66365
33	*****26929	67	*****24931
34	*****90568	68	*****56568

A-1

Exhibit B - Data File Instructions

Attribute	Data File Instructions
Adjusted Capitalized Cost Amount (cap_cost_amt)	Recompute the Adjusted Capital Cost Amount as the difference between:

	(i)	the Total Price from the Motor Vehicle Lease Contract, and

	(ii)	the sum of:

		a.	the Cash Down Payment from the Motor Vehicle Lease Contract, and

		b.	the Net Trade-In Allowance from the Motor Vehicle Lease Contract.

Province/Territory of Registration (reg_province)	For Selected Lease #88, use the Power of Attorney as the Source Document for the Province/Territory of Registration attribute.
Credit Bureau Score (Credit Bureau Scor)	Recompute the Credit Bureau Score as the greater of:

	(i)	the Borrower’s Bureau Score from the CRIF System, and

	(ii)	the Co-Applicant Bureau Score form the CRIF System, if applicable.

Remaining Term to Maturity (rem_term)	Recompute the Remaining Term to Maturity as of the Cutoff Date as the difference between:

	(i)	the Original Term to Maturity from the Motor Vehicle Lease Contract, and

	(ii)	the sum of:

		a.	the number of months in the year of the Selected Lease’s First Payment Date from the Motor Vehicle Lease Contract; and

		b.	the number of months in the period that follows the last day of the year of the Selected Lease’s First Payment Date up to and including the Cutoff Date.

Days Past Due (days over)	Recompute the Days Past Due as follows:

	(i)	if the payment received date from the Company’s Customer Express System was prior to the Cutoff Date:

a.
if the payment due date from the Company’s Customer Express System was on or prior to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment due date from the Company’s Customer Express System; and

		b.	if the payment due date from the Company’s Customer Express System was after the Cutoff Date, assume the number of Days Past Due to be zero.

B-1

Attribute	Data File Instructions
	(ii)	if the payment received date from the Company’s Customer Express System was after the Cutoff Date:

a.
if the payment due date from the Company’s Customer Express System was on or prior to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment due date from the Company’s Customer Express System; and

		b.	if the payment due date from the Company’s Customer Express System was after the Cutoff Date, assume the number of Days Past Due to be zero.

(iii)
if the payment received date from the Company’s Customer Express System was equal to the Cutoff Date and the payment due date from the Company’s Customer Express System was on or after the Cutoff Date, assume the number of Days Past Due to be zero.

Base Residual Value (Residual Amt)	Recompute the Base Residual Value as the lesser of:

	(i)	the Estimated Residual Value from the Motor Vehicle Lease Contract, and

	(ii)	the ALG Residual Value.

Permit Document
Observe the Permit Document for each Selected Lease listing the Company’s security interest in the motor vehicle was listed as “BMW Canada Inc.”, “BMW Financial Services Canada, A Division of BMW Canada Inc.”, or “BMW Financial Services Canada”; and named as the owner or lessor of the vehicle on any of the observed Permit Document.

For Selected Leases #73 and #84, use the Vehicle Insurance Confirmation and observe that the Company’s security interest in the motor vehicle is listed as “BMW Financial Services” or “BMW Financial Services Canada”, respectively, and named as the assignee of the vehicle.

B-2